EXHIBIT 23

                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in the Form 10-K into IES Utilities Inc.'s previously filed Form S-3 Registration Statement (File No. 33-62259).



                              /s/  ARTHUR ANDERSEN LLP
                                   ARTHUR ANDERSEN LLP

Chicago, Illinois
March 7, 1996